SunCoke Energy Partners, L.P. Q3 2016 Earnings Conference Call October 20, 2016 Exhibit 99.2

Forward-Looking Statements This slide presentation should be reviewed in conjunction with the Third Quarter 2016 earnings release of SunCoke Energy Partners, L.P. (SXCP) and conference call held on October 20, 2016 at 10:00 a.m. ET. Some of the information included in this presentation constitutes “forward-looking statements.” All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy, Inc. (SXC) or SXCP, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.   SXCP Q3 2016 Earnings Call

Management Perspective







- ✓ **Achieved solid safety, environmental and operating performance across cokemaking fleet**
- ✓ **Modest sequential improvement in Q3 '16 logistics volumes, but remain below target; encouraged by recent CMT developments**
- ✓ **Reduced SXCP debt outstanding by $4M in Q3 '16, ~$75M YTD '16 and >$120M over last twelve months**
- ✓ **Declared Q3 '16 quarterly distribution of $0.5940/unit**
- ✓ **Reaffirm FY 2016 Adjusted EBITDA attributable to SXCP[1] guidance of $207M – $217M**

(1) For a definition and reconciliation of Adjusted EBITDA attributable to SXCP, please see appendix.

SXCP Q3 2016 Earnings Call

3

Navigating Current Market Conditions

SXCP SXCPartners

Encouraged by recent coal customer developments in addition to broader improvements across coal and steel industries

Significant improvement in underlying industry and customer dynamics

CMT customers reached important milestones during Q3 2016

- FELP successfully executed out-of-court restructuring with bondholders
- Murray successfully ratified UMWA contract and amended lending covenants

Significant resurgence in API2 coal prices; believe exports solidly profitable

- Spot settlement pricing into mid-$70s, substantially higher vs. early-2016 prices

Continued stability in domestic steel industry outlook despite pull-back in HRC benchmark pricing in Q3 '16

- Domestic producers continue to petition against unfairly traded steel imports
- Supply discipline largely maintained during quarter
- While equity markets remain volatile, steel credit markets continue to improve

Importantly, industry cyclicality has not impacted SunCoke's contracts nor earnings power

SXCP Q3 2016 Earnings Call 4

Q3 2016 Overview

SXCP SXCPartners

Net Income & Adjusted EBITDA[1,2]


($ in millions)
Net Income
$20.8
$22.0
$1.3
$0.7
$19.5
$21.3
Adjusted EBITDA
$50.7
$45.7
$1.9
$0.9
$48.8
$44.8
Q3 '15
Q3 '16
Q3 '15
Q3 '16
Attrib. to SXCP
Attrib. to NCI
Attrib. to Previous Owner

Distributable Cash Flow & Coverage Ratio[1]


($ in millions, except coverage ratio)
Distributable Cash Flow
$31.8
$35.5
$84.9
$120.5
Q3 '15
Q3 '16
YTD '15
YTD '16
Distribution Cash Coverage Ratio
1.08x
1.20x
1.03x
1.39x
Q3 '15
Q3 '16
YTD '15
YTD '16

(1) For a definition and reconciliation of Adjusted EBITDA, Distributable Cash Flow and Distribution Cash Coverage Ratio, please see appendix.

(2) As announced on July 5, 2016, SXCP's Adjusted EBITDA definition will no longer include Coal Logistics deferred revenue until it is recognized as GAAP revenue. During the third quarter 2016, deferred revenue totaled $8.8M.

Total net income attributable to SXCP higher by $1.8M largely due to

- Fair value adjustments to contingent consideration obligation
- Other items described below

Adj. EBITDA of $45.7M[2], down $5.0M due to

- Impact of scheduled outages in Q3 '16
- Timing of coke sales
- Lower Coal Logistics volumes
- Partially offset by lower Corp. costs

Distributable cash flow of $35.5M

- Does not include any sponsor support
- 1.20x distribution cash coverage ratio

SXCP Q3 2016 Earnings Call
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Adj. EBITDA(1) – Q3 ‘15 to Q3 ‘16 ($ in millions) Excludes coal logistics deferred revenue. For a definition and reconciliation of Adjusted EBITDA, please see appendix. Despite a full quarter of operations, Adj. EBITDA contributed by CMT was flat as compared to the prior year, driven by a full quarter of operating costs on only slightly higher volumes. (1) (1) ($1.6M) – Lower energy sales, primarily due to scheduled outages ($1.5M) – Timing of coke sales ($2.3M) – KRT and Lake Terminal Q3 ‘16 results impacted by timing of coke sales and lower logistics volumes, offset partially by the lapping of 2015 deal costs (2) $2.2M – Deal costs incurred Q3 ’15 ($0.7M) – Legal expenses ($0.5M) – Mark-to-market adjustments in deferred compensation SXCP Q3 2016 Earnings Call

Coke Business Summary

Solid quarter performance in line with expectations;
Remain on track to deliver Coke Adj. EBITDA[1,2] of $160M – $170M

Cokemaking Performance



(Production, Kt on 100% basis)
$76/ton
$68/ton
$80/ton
$71/ton
$72/ton
619
595
576
583
593
158
157
155
157
158
172
155
154
161
165
290
284
267
265
270
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Sales Tons
615K
582K
581K
579K
595K
Adjusted EBITDA/ton (1)
Middletown
Granite City
Haverhill

Domestic Coke Adj. EBITDA[1,2] down $3.7M vs. Q3 2015

- Lower energy sales primarily due to scheduled outages
- Timing of coke sales

FY 2016 Coke Adj. EBITDA[1,2] outlook of $160M – $170M unchanged

(1) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.
(2) Represents Adjusted EBITDA from Middletown, Granite City and Haverhill on a 100% basis.

SXCP Q3 2016 Earnings Call 7

Coal Logistics Business Summary (Tons Handled, Kt) Domestic Coal Logistics down $2.3M due to lower than expected throughput Convent contributed $4.3M to Adj. EBITDA in Q3 ‘16 Excludes $8.8M deferred revenue related to ToP volume(2) Anticipate additional Q4 ‘16 shipments Coal Logistics Performance $4.3M $16.3M $3.8M $4.2M $4.3M (1) (2) CMT Adj. EBITDA (2) Financial and operating data reflected as of the closing of the Convent Marine Terminal, which occurred August 12, 2015. Adjusted EBITDA will no longer include Coal Logistics deferred revenue until it is recognized as GAAP revenue. Third quarter and year-to-date 2016 deferred revenue amounts totaled $8.8M and $27.1M, respectively. SXCP Q3 2016 Earnings Call Higher Q3 ‘16 logistics volumes, but remain below target; Expect improving industry dynamics will benefit Q4 ‘16 volumes

Thermal Coal Export Profitability

SXCP SXCPartners

Anticipate strengthening of API2 benchmark price will further support CMT customers' vested interest in maintaining viable export platform



$75
$5
($3)
($9)
($6)
($18)
$44
($23)
$21
API 2 Benchmark (1)
BTU Premium
Sulfur Penalty
Ocean Freight (2)
Metric to Short Conversion
Inland Freight (3)
Mine Netback
Illustrative Mine Cash Cost (4)
Estimated Export Profitability
(in $ per metric tonne)
(in $ per short ton)

Believe export thermal coal solidly profitable with recent API2 price surge to mid-$70s/t

- Netback calculation implies ~50% profit margin

CMT remains well-positioned to serve existing ILB thermal coal producers

(1) Netback calculation example assuming $75 per metric tonne prompt API 2 benchmark.
(2) Ocean Freight for 70,000 metric tonne US Gulf/ARA Coal Panamax freight.
(3) Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs.
(4) Illustrative mine cash cost based on Foresight Energy, L.P.'s reported Q2 2016 cash cost per ton sold of $22.16/t.

SXCP Q3 2016 Earnings Call 9

CMT Business Update

SXCP SXCPartners

Expanding CMT potential via entrance into new line of business; Remaining flexible and responsive to evolving industry landscape

Piloting new domestic thermal coal business

- U.S. utility customer shipping thermal coal destined for domestic marketplace
- First in-bound train received; potential Q4 2016 opportunity of 50Kt to 100Kt
- Future business shipped on merchant basis



Commissioning new shiploader[(1)]

- Final phase of CMT modernization program
- Reduces dock times, expands capacity to ~15Mtpa

Agreed to provide certain volume-based incentives to both major CMT customers in exchange for limited 1-year contract extension[(2)]

- Ancillary revenue rebate in FY 2016 and FY 2017 intended to incentivize throughput in low-API2 price environment; phases out as API2 prices rise
- Importantly, no changes to base ToP volumes/rate nor FY 2016 Adj. EBITDA guidance

(1) Pre-funded as part of CMT acquisition. Anticipate shiploader will be fully commissioned mid-Q4 2016.
(2) Limited one-year term extension for 4Mt total contracted take-or-pay volumes in 2023 (2Mt per customer).

SXCP Q3 2016 Earnings Call
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Liquidity Position ($17.1M) – SXC(3) ($12.2M) – Public unitholders ($0.9M) – Non-controlling interests Q3 Revolver availability: $72M Capex excludes ~$1.6M spent during Q3 for pre-funded shiploader project. Average bond repurchase price of $0.9352 per $1.00 face value, resulting in $14.5M of face value debt repurchased during Q3 2016. Since Q4 2015, SXCP has repurchased ~$132M of face value debt at an average purchase price of $0.7217 per $1.00 face value. Includes $15.1M for LP distributions, $1.4M for IDR payment and $0.6M for distributions to SXC for its 2% General Partner interest. ($13.6M) – SXCP Sr. Notes repurchase(2) ($5.0M) – Repayment of Revolver ($0.7M) – Amortization $16.2M – Proceeds from sale leaseback $18.1M – D&A ($1.0M) – Gain on debt extinguishment ($4.4M) – Ongoing ($2.0M) – Environmental ($ in millions) (1) Maintain solid liquidity position of ~$120M at SXCP SXCP Q3 2016 Earnings Call

Capital Priorities +44% MQD – Minimum quarterly distribution. Actual distribution pro-rated to reflect timing of SXCP IPO. (2) Declared 15th consecutive quarterly cash distribution of $0.5940/unit YTD 2016, have reduced SXCP gross debt by >$90M using >$66M cash, or $50M net of sale leaseback proceeds ~$10M cash remaining to be used for de-levering vs. $60M FY ‘16 guidance Will continue to evaluate capital allocation & distribution priorities quarterly $0.4125 MQD(1) SXCP Distribution History Successfully executing 2016 de-levering initiative while maintaining distributions to unitholders SXCP Q3 2016 Earnings Call

2016 Outlook

SXCP SXCPartners

Reaffirm Adj. EBITDA attributable to SXCP guidance of $207M – $217M; Current DCF and Coverage outlook reflects discontinued sponsor support

	2016 Original Outlook		2016 Current Outlook	
	As Reported		As Reported	
($ in millions, except per unit data)	Low	High[1]	Low	High[1]
Adjusted EBITDA attributable to SXCP	**$207**	**$217**	**$207**	**$217**
Plus:				
Corporate cost holiday/deferral[2]	$28	$28	$14	$14
Less:				
Ongoing capex *(SXCP share)*	$15	$15	$12	$12
Replacement capex accrual	8	8	8	8
Cash tax accrual[3]	1	1	1	1
Cash interest accrual	53	49	53	49
Estimated distributable cash flow	**$158**	**$172**	**$147**	**$161**
Estimated distributions[4]	**$112**	**$112**	**$115**	**$115**
Total distribution cash coverage ratio[5]	**1.41x**	**1.54x**	**1.28x**	**1.40x**

Reaffirm Adjusted EBITDA guidance of $207M – $217M

DCF and Cash Coverage outlook reflects discontinued sponsor support

- Corporate cost and IDR holiday/deferral excluded for Q3 & Q4

(1) Cash interest accrual assumes excess cash used to repurchase SXCP Sr. Notes periodically throughout 2016 at ~$0.70 per $1.00 face value.
(2) Original outlook assumes SXC corporate cost reimbursement holiday/deferral for FY 2016. Current outlook assumes SXC corporate cost reimbursement holiday/deferral for Q1 and Q2. Actual capital allocation and distribution decisions to be made quarterly.
(3) Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level.
(4) Original outlook assumes full year benefit of SXC IDR giveback and distributions held constant at $0.5940 per quarter. Current outlook assumes SXC IDR giveback/deferral for Q1 and Q2 and distributions held constant at $0.5940 per quarter. Actual capital allocation and distributions decisions to be made quarterly.
(5) Total distribution cash coverage ratio is estimated distributable cash flow divided by total estimated distributions.

SXCP Q3 2016 Earnings Call

13

2016 Priorities Remain flexible & responsive to industry backdrop while leveraging unique value proposition Manage Through Challenging Market Conditions Continue to seek opportunities to drive incremental coke & coal logistics volumes Optimize Cokemaking and Coal Logistics Asset Base Drive strong operational & safety performance across our fleet Deliver Operations Excellence Deliver $207M – $217M Adj. EBITDA guidance & execute de-levering strategy Achieve Financial Objectives & Strengthen Balance Sheet SXCP Q3 2016 Earnings Call

Questions SXCP Q3 2016 Earnings Call

Investor Relations 630-824-1987 www.suncoke.com

Appendix SXCP Q3 2016 Earnings Call

Definitions Adjusted EBITDA represents earnings before interest, (gain) loss on extinguishment of debt, taxes, depreciation and amortization, adjusted for Coal Logistics changes to our contingent consideration liability related to our acquisition of the CMT and the expiration of certain acquired contractual obligations. Adjusted EBITDA does not represent and should not be considered an alternative to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Partnership's net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. •Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. SXCP Q3 2016 Earnings Call

Definitions Distributable Cash Flow equals Adjusted EBITDA plus sponsor support and Coal Logistics deferred revenue; less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement capital expenditures and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP's financial statements, such as industry analysts, investors, lenders and rating agencies use to assess: SXCP's operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of SXCP's assets to generate sufficient cash flow to make distributions to SXCP's unitholders; SXCP's ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP's financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used. Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee. SXCP Q3 2016 Earnings Call

Adjusted EBITDA and Distributable Cash Flow Reconciliations SXCP Q3 2016 Earnings Call Note: Historical periods have been recast to include Granite City operations (previous owner), which are subsequently adjusted out when calculating distributable cash flow. Proforma adjustments made for changes in EBITDA and ongoing capex attributable to the partnership, cash interest costs, replacement capital accruals, Corporate cost allocations, distribution levels and units outstanding. Proforma assumes dropdown of 75% in Granite City occurred January 1, 2015. Proforma assumes distributions were not paid to units issued in conjunction with the Convent Marine Terminal acquisition and dropdown of 23% in Granite City closed August 12, 2015. Proforma assumes the Convent Marine Terminal transaction and dropdown of 23% in Granite City were completed on July 1, 2015. Assumes pro-rata, annualized EBITDA contribution from Convent Marine Terminal. Represents deferred revenue assumed as part of the acquisition of the Convent Marine Terminal transaction. The Partnership amended the contingent consideration terms with The Cline Group during the first quarter of 2016. These amendments and subsequent fair value adjustments resulted in gains of $4.6 million and $8.3 million recorded during the three and nine months ended September 30, 2016, respectively, which were excluded from Adjusted EBITDA. In association with the acquisition of CMT, we assumed certain performance obligations under existing contracts and recorded liabilities related to such obligations. In third quarter of 2016, the contractual performance period expired for one of these contracts, without the customer requiring performance. As such, we reversed the liability in the period as we no longer have any obligations under the contract. Represents SXC corporate cost reimbursement holiday/deferral. Coal Logistics deferred revenue adjusts for coal and liquid tons the Partnership did not handle, but are included in Distributable Cash Flow as the associated take-or-pay fees are billed to the customer. Deferred revenue on take-or-pay contracts is recognized into GAAP income annually based on the terms of the contract, at which time it will be excluded from Distributable Cash Flow. Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.

Expected 2016E EBITDA Reconciliation Adjusted EBITDA attributable to noncontrolling interest represents SXC’s 2% interest in Haverhill, Middletown and Granite City cokemaking facilities. Represents SXC corporate cost reimbursement holiday/deferral for Q1 and Q2 2016. Actual capital allocation and distribution decisions to be made quarterly. Coal Logistics deferred revenue adjusts for coal and liquid tons the Partnership did not handle, but are included in Distributable Cash Flow as the associated take-or-pay fees are billed to the customer. Deferred revenue on take-or-pay contracts is recognized into GAAP income annually based on the terms of the contract. Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level. SXCP Q3 2016 Earnings Call

2015 and 2016E CapEx 2015 Environmental Remediation cost at Haverhill (~$18 million) and Granite City (~$3 million). These amounts have been pre-funded from dropdown proceeds. SXCP Q3 2016 Earnings Call